EXHIBIT 99.1

eUniverse’s Request for Re-listing Denied by Nasdaq Listing Qualifications Panel

Company Intends to Appeal the Panel Decision and Evaluate Other Options

LOS ANGELES, CA - March 16, 2003 - eUniverse, Inc. (OTC: EUNI), reported today that the Nasdaq Listing Qualifications Panel (the “Panel”) has denied the Company’s request for re-listing on The Nasdaq SmallCap Market. The Panel acknowledged the conclusion of Nasdaq Staff that the Company appears to have addressed its restatement related issues. Nevertheless, citing the Company’s failure to comply with requirements for listing, both while previously listed and subsequently in connection with the Company’s financing transactions, the Panel determined that re-listing at this time would not be in the best interests of the investing public or Nasdaq. The Company intends to appeal the Panel’s decision to the Nasdaq Listing and Hearing Review Council (the “Listing Council”) and to evaluate other options for exchange and quotation system listing of the Company’s stock. eUniverse cannot predict whether or not the Listing Council will be inclined to modify or reverse the Panel’s decision or what other listing options may become available to the Company.

“While we had naturally hoped for a different outcome to this process, the Panel’s decision in no way reflects on the Company’s underlying business and prospects,” said Richard Rosenblatt, CEO of eUniverse. “My decision to join this Company was based on the assets and people that comprise eUniverse, and I believe the future of this Company remains tied to those basics and remains promising.”

About eUniverse

eUniverse, Inc. and its subsidiaries own and operate a compelling collection of predominantly online businesses engaged in interactive entertainment, electronic commerce and publishing, and direct to consumer marketing. The Company’s many popular destination websites attract millions of visitors who view, share and interact with eUniverse content, and who purchase an array of products and services from eUniverse and its advertisers. The Company’s holdings include the following: Flowgo ( www.flowgo.com ), the Company’s flagship entertainment website; comedy site MadBlast ( www.madblast.com ); dating site Cupid Junction ( www.cupidjunction.com ); GameUniverse, which includes online computer gaming sites Case’s Ladder ( www.CasesLadder.com ) and Skill Jam ( www.SkillJam.com ); and one of the largest e-mail newsletter portfolios, delivering content daily to many millions of subscribers with such titles as Infobeat, IntelligentX and GossipFlash.

Safe Harbor Statement

Information contained in this press release contains forward-looking statements that involve risks, uncertainties and assumptions about our business. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved, and we assume no obligation to update any such forward-looking statements. The factors which could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, those discussed in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2003, which include risks or uncertainties associated with, among other things: actual demand by customers for our products and services and advertising and marketing inventory; changes in governmental, Web browser or Internet service provider regulations, policies and technology affecting commercial electronic communications and advertising; risks related to the integration of acquisitions; the ability to locate and retain qualified personnel; the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion; the risk that the Company is not able to find and consummate business development opportunities necessary to sustain or grow the business; the availability of an exchange, quotation system or other mechanism through which the Company’s securities may be effectively publicly traded; the risk that the Company’s restructuring and cost-cutting initiatives may not result in anticipated savings; the outcome of an informal inquiry by the Securities and Exchange Commission in connection with the Company’s restatement of fiscal year 2003 quarterly financial results; the outcome of litigation that has been filed in connection with the restatements; the possibility that stockholders or regulatory authorities may initiate additional proceedings against the Company or our officers and directors as a result of the restatements; and the risk that cash advances made to Sharman Networks are not fully recouped from the sharing of revenues. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.